SkyHarbour

2023 Earnings Webcast

March 27, 2024

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future, Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts, and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 24, 2023, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 24, 2023, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

Presenters



Will Whitesell
Chief Operating Officer



Tal Keinan
Chief Executive Officer



Francisco Gonzalez
Chief Financial Officer



Michael Schmitt
Chief Accounting Officer



Tim Herr
Treasurer and VP Finance



Tori Petro
Accounting & Finance Manager

2023 Financial Results
Next Step Function: SJC, Q2 2024


Cost of Construction and Constructed Assets
(in millions)
140
120
100
80
60
40
20
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23


Quarterly Revenues
(in millions)
3
2.5
2
1.5
1
0.5
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23


Operating Expenses
(in millions)
2.5
2
1.5
1
0.5
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23


SG&A
(in millions)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23


Operating Loss
(in millions)
6
5
4
3
2
1
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23


Net Cash Flow used in Operating Activities
(in millions)
16
14
12
10
8
6
4
2
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23

PABs Obligated Group 1
Expected to Surpass DSCRs assumed at 2021 Issuance



Cost of Construction and Constructed Assets
(in millions)
140
120
100
80
60
40
20
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23



Quarterly Revenues
(in millions)
3
2.5
2
1.5
1
0.5
0
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23



Operating Expenses
(in millions)
2.5
2
1.5
1
0.5
0
Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23



SG&A
(in millions)
1.0
0.8
0.6
0.4
0.2
0.0
Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23



Operating Results
(in millions)



Net Cash Flow provided by Operating Activities
(in millions)

PABs Obligated Group 1
Remediating Prototype Design Flaw in First Obligated Group

Deer Valley - Phoenix
- Projected increase in construction cost of $15.8mm
- Target Completion late March 2025


DVT Construction Cost
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
$34.0M
$36.1M
$12.0M
$2.0M
$1.8M
$51.9M
Estimate Pre-Remediation
Remediation
Door Exposure
Other
Final

Centennial - Denver
- Projected increase in construction cost of $8.6mm
- Target Completion late November 2024


APA Construction Cost
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
$37.2M
$38.6M
$6.3M
$1.4M
$1.0M
$47.2M
Estimate Pre-Remediation
Remediation
Door Exposure
Other
Final

Addison - Dallas
- Projected increase in construction cost of $2.6mm
- Target Completion late February 2025


ADS Construction Cost
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
$21.4M
$31.0M
$1.5M
$0.5M
$0.7M
$33.7M
Estimate Pre-Remediation
Remediation
Door Exposure
Other
Final

PABs Obligated Group 1

$27 Million Cash injection into Sky Harbour Capital (Series 2021 PABs Obligated Group)


$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
Post-Remediation
Pre-Remediation


Pro Forma Cash and Investments at Sky Harbour Capital - $126.4 million
$99,400
$27,000

Development Update
Building the steady-state machine

Team Integration Manufacturing Development Construction	Process Integration
Manufacturing Capacity Build-up	Prototype Refinement

Objective:
Higher Quality
Lower Cost
Shorter Timeframe
Greater Scale

The Challenge: Process Swelling Acquisition Pipeline







SkyHarbour

Development
Projects entering integrated process


Lease Signing
DD/Permitting
Construction
Stabilization
2023
2024
2025
2026
CURRENT LEASES
Phase 1
Phase 2
Phase 1a
Phase 1b

Leasing Update
Fourth airport coming online


SGR
BNA
OPF
SJC

	SGR	BNA	OPF	SJC
Occupancy	95%	95%	95%	58%
Rentable SF	66,080	149,069	160,092	58,183
Revenue per SF	$14.76	$32.40	$38.17	$73.18

Site Acquisition

San Jose is the First Tier-1 Market Win for Sky Harbour

Revenue Capture Potential

Phase 1: $5.0 million
Phase 2: $2.1 million

Demand Growth

Heavy Repositioning Airport
OEM delivery backlog
Tech Sector Growth



San Francisco
Oakland
Fremont
SJC
San Jose



Existing
Future

Site Acquisition

Orlando is One of the Nation's Fastest Growing Markets

Revenue Capture Potential

Phase 1: $4.8 million
Phase 2: $3.2 million

Demand Growth

Heavy current demand from heavy and mid-sized aircraft
26th largest metro economy in US
2nd highest GDP growth in US



The Bahamas
West Palm Beach
Fort Lauderdale
Miami
Hollywood
ORL



EXISTING TAXIWAY SAFETY AREA (TSA)
EXISTING TAXIWAY OBJECT FREE AREA (TOFA)

Site Acquisition

New Ground Leases Generate New Available Revenue



$180mm
$160mm
$140mm
$120mm
$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
Potential Revenue Opportunity at SHER Stabilization
March 2024
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Rest of 2024
2025
Pre – Q3 2023 Leases
SGR, OPF, BNA, APA, DVT, ADS
PWK
BDL
POU
SJC
ORL
#12 - 14
#15 - 20
Airfield by Expected Lease Commencement Date

Note: Revenue figures use forecasted rent and fuel revenues at airfields with existing ground leases. Sky Harbour Equivalent Rent (SHER), a measure of forecasted rent and fuel revenues, is used for future airfields. Available Revenue represents potential revenue in first full stabilized year of operations (stabilization defined as a completed airfield that has reach 95% occupancy).
***Important Note**: All information in this presentation should be read in light of the information and disclaimers set forth on slides 1 through 2 of this presentation.*

Next Twelve Months

Site Acquisition: Maximize revenue capture

- Best Fields
- Most Square Footage

Development: Standardization

- Structure for high run-rate
- Maximize economies of scale

Leasing: Accelerate spread of Sky Harbour brand awareness

- Aircraft owners and operators
- Airport Sponsors

Operations: Maintain focus on the *Sky Harbour Resident*

- Continued emphasis on efficiency – shortest *Time-to-Wheels-Up*
- Enhanced personalization
- Uncompromising safety standard



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Questions


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